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                 EXHIBIT 23A -- CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 23, 1998, in the Registration Statement on Form S-3 and related Prospectus of Aaron Rents, Inc. dated March 31, 1998.

                                                 /s/ ERNST & YOUNG LLP

Atlanta, Georgia
March 31, 1998